Subsidiaries of the Registrant                             Exhibit 21

   Firstar Corporation has no parents. The following list shows the name of each subsidiary of Firstar and the state or juristiction of the incorporation.
                                                       State or
                                                  Other Jurisdiction
                                                in which Incorporated
   Name of Subsidiary                                or Organized

 1 Firstar Bank Milwaukee, N.A.                 United States
 1 Firstar Bank Appleton                        Wisconsin
 1 Firstar Bank Eau Claire, N.A.                United States
 1 Firstar Bank Fond du Lac, N.A.               United States
 1 Firstar Bank Grantsburg, N.A.                United States
 1 Firstar Bank Green Bay                       Wisconsin
 1 Firstar Bank Lake Geneva, N.A.               United States
 1 Firstar Bank Madison, N.A.                   United States
 1 Firstar Bank Manitowoc                       Wisconsin
 1 Firstar Bank Minocqua                        Wisconsin
 1 Firstar Bank Oshkosh, N.A.                   United States
 1 Firstar Bank Portage                         Wisconsin
 1 Firstar Bank Racine                          Wisconsin
 1 Firstar Bank Rice Lake, N.A.                 United States
 1 Firstar Bank Sheboygan, N.A.                 United States
 1 Firstar Bank Wausau, N.A.                    United States
 1 Firstar Bank Wisconsin Rapids, N.A.          United States
 5 Firstar Bank Ames                            Iowa
 5 Firstar Bank Burlington, N.A.                United States
 5 Firstar Bank Cedar Falls                     Iowa
 5 Firstar Bank Cedar Rapids, N.A.              United States
 5 Firstar Bank Council Bluffs                  Iowa
 5 Firstar Bank Davenport, N.A.                 United States
 5 Firstar Bank Des Moines, N.A.                United States
 5 Firstar Bank Mount Pleasant                  Iowa
 5 Firstar Bank Ottumwa                         Iowa
 5 Firstar Bank Red Oak, N.A.                   United States
 5 Firstar Bank Sioux City, N.A.                United States
 3 Firstar Bank of Minnesota, N.A.              United States
 2 Firstar Bank DuPage                          Illinois
 2 Firstar Bank West, N.A.                      United States
 2 Firstar Bank North Shore                     Illinois
 2 Firstar Bank Park Forest                     Illinois
 4 Firstar Metropolitan Bank & Trust            Arizona














                                                       State or
                                                  Other Jurisdiction
                                                in which Incorporated
   Name of Subsidiary                                or Organized

   Firstar Corporation of Wisconsin             Wisconsin
   Firstar Corporation of Illinois              Illinois
   Firstar Corporation of Minnesota             Minnesota
   Firstar Corporation of Arizona               Arizona
   Firstar Corporation of Iowa                  Iowa

 1 Firstar Trust Company                        Wisconsin
 1 Firstar Trust Company of Florida, N.A.       United States
 2 Firstar Trust Company of Illinois            Illinois
 3 Firstar Trust Company of Minnesota           Minnesota
   Firstar Investment Research &
     Management Company                         Wisconsin
   Firstar Insurance Services, Inc.             Wisconsin
 6 Elan Investment Services, Inc.               Wisconsin
   Elan Life Insurance Company, Inc.            Arizona
   Elan Title Services, Inc.                    Wisconsin
 6 Firstar Community Investment Corporation     Wisconsin
   Firstar Development Corporation              Delaware
 6 Firstar Leasing Services Corporation         Wisconsin
 6 Firstar Mortgage Corporation                 Wisconsin
 6 FM Properties of Wisconsin, Inc.             Wisconsin
 6 CSFM Corporation                             Wisconsin
   Firstar Home Mortgage Corporation            Wisconsin
 6 Firstar Information Services Corporation     Wisconsin
 5 Banks of Iowa Capital Corporation            Iowa
 5 Banks of Iowa Credit Corporation             Iowa
 7 CRC Corporation                              Wisconsin
 5 Firstar CSC Corporation                      Iowa
 6 DPC of Milwaukee, Inc.                       Wisconsin













                                                       State or
                                                  Other Jurisdiction
                                                in which Incorporated
   Name of Subsidiary                                or Organized

   Appleton Capital Corporation                 Nevada
   Eau Claire Capital Corporation               Nevada
   Fond du Lac Capital Corporation              Nevada
   Grantsburg Capital Corporation               Nevada
   Green Bay Capital Corporation                Nevada
   Lake Geneva Capital Corporation              Nevada
   Madison Capital Corporation                  Nevada
   Manitowoc Capital Corporation                Nevada
   Milwaukee Capital Corporation                Nevada
   Minocqua Capital Corporation                 Nevada
   Oshkosh Capital Corporation                  Nevada
   Portage Capital Corporation                  Nevada
   Racine Capital Corporation                   Nevada
   Rice Lake Capital Corporation                Nevada
   Sheboygan Capital Corporation                Nevada
   Wausau Capital Corporation                   Nevada
   Wisconsin Rapids Capital Corporation         Nevada
   Burlington Capital Corporation               Nevada
   Cedar Rapids Capital Corporation             Nevada
   Davenport Capital Corporation                Nevada
   Des Moines Capital Corporation               Nevada
   Red Oak Capital Corporation                  Nevada
   Sioux City Capital Corporation               Nevada


   Notes

 1 Subsidiary of Firstar Corporation of Wisconsin
 2 Subsidiary of Firstar Corporation of Illinois
 3 Subsidiary of Firstar Corporation of Minnesota
 4 Subsidiary of Firstar Corporation of Arizona
 5 Subsidiary of Firstar Corporation of Iowa
 6 Subsidiary of Firstar Bank Milwaukee, N.A.
 7 Subsidiary of Firstar Bank Madison, N.A.


   All Capital Corporations are subsidiaries of their respective banks